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                                IDEX CORPORATION
                              AMENDED AND RESTATED
                                STOCK OPTION PLAN
                              FOR OUTSIDE DIRECTORS

              IDEX Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), adopted the IDEX Corporation Stock Option Plan For Outside Directors (the "Plan") effective April 24, 1990. The original purposes of the Plan were as follows:

              (1) To further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to Outside Directors (as defined below), by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

              (2) To enable the Company to obtain and retain the services of the type of Outside Directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options.

              Under the original terms of the Plan, no options could be granted more than ten years after its adoption by the Board (as defined below). As a significant number of shares were still available for grant of options under the Plan upon the original expiration date of the Plan, it is in the best interest of the Company to continue the Plan and the grant of options to Outside Directors thereunder. Therefore, the following constitutes an amendment, restatement, continuation and extension of the Plan beyond its original term, effective upon approval of this IDEX Corporation Amended and Restated Stock Option Plan for Outside Directors by the stockholders of the Company, as provided in Section 7.3 hereof.

                                   ARTICLE I

                                  DEFINITIONS

              Whenever the following terms are used in the Plan, they shall have the meanings specified below.

              Board - the Board of Directors of the Company.

              Change in Control Event - a "Change of Control Event" shall mean the occurrence of (a) any transaction or series of transactions which within a 12-month period constitute a change of management or control where (i) at least 51 percent of the then outstanding shares of Common Stock are (for cash, property (including, without limitation, stock in any corporation), or indebtedness, or any combination thereof) redeemed by the Company or purchased by any person(s), firm(s) or entity(ies), or exchanged for shares in any other corporation whether or not affiliated with the Company, or any combination of such redemption, purchase or exchange, or (ii) at least 51 percent of the Company's assets are purchased by any person(s), firm(s) or entity(ies) whether or not affiliated with the Company for cash, property (including, without limitation, stock in any corporation) or indebtedness or any combination


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thereof, or (iii) the Company is merged or consolidated with another corporation regardless of whether the Company is the survivor (except any such transaction solely for the purpose of changing the Company's domicile or which does not change the ultimate beneficial ownership of the equity interests in the Company), or (b) any substantial equivalent of any such redemption, purchase, exchange, change, transaction or series of transactions, acquisition, merger or consolidation constituting such a change of management or control. For purposes hereof, the term "control" shall have the meaning ascribed thereto under the Exchange Act and the regulations thereunder, and the term "management" shall mean the chief executive officer of the Company. For purposes of clause (a)(ii) above or as appropriate for purposes of clause (b) above, the Company shall be deemed to include on a consolidated basis all subsidiaries and other affiliated corporations or other entities with the same effect as if they were divisions.

              Code - the Internal Revenue Code of 1986, as amended.

              Committee - a committee consisting of each member of the Compensation Committee of the Board who is then a disinterested person within the meaning of Rule 16b-3.

              Common Stock - the Company's Common Stock, par value $.01 per share.

              Company - IDEX Corporation and any corporation assuming, or issuing new stock options in substitution for, Options.

              Director - a member of the Board.

              Exchange Act - the Securities Exchange Act of 1934, as amended.

              Fair Market Value - the "Fair Market Value" of a share of Common Stock as of a given date shall be: (i) if Common Stock is traded on an exchange then the closing price of a share of Common Stock as reported in the Wall Street Journal for the first trading date immediate prior to such date during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (x) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (y) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

              Officer - the President, any Vice President, the Secretary or any Assistant Secretary of the Company.

              Option - an option to purchase Common Stock granted under the Plan, which option shall not constitute an option that meets the requirements of
Section 422 of the Code.

              Optionee - an Outside Director to whom an Option is granted under the Plan.


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              Outside Director - a Director who is not then (i) a full-time employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or of any corporation that is then a Parent Corporation or a Subsidiary or (ii) a general partner, limited partner or full-time employee of either KKR Associates, L.P. or Kohlberg Kravis Roberts & Co., L.L.C.

              Parent Corporation - any corporation that owns, directly or indirectly, more than 50% of the voting power of the shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of Directors.

              Retirement - the Termination of Service on or after the date the Director attains age sixty (60).

              Rule 16b-3 - that certain Rule 16b-3, as such rule is then in effect, that has been adopted by the Securities and Exchange Commission under the Exchange Act, or any replacement rule adopted thereunder.

              Secretary - the Secretary of the Company.

              Securities Act - the Securities Act of 1933, as amended.

              Subsidiary - any corporation of which more than 50% of the total voting power of the shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is owned, directly or indirectly, by the Company.

              Termination of Service - the effective time at which a person serving as a Director ceases to be a member of the Board for any reason.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1 - SHARES SUBJECT TO PLAN

              The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 337,500(1).

SECTION 2.2 - UNEXERCISED OPTIONS

              If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option, but as to which such Option was not exercised prior to its expiration or cancellation, may again be optioned hereunder, subject to the limitations of Section 2.1.


-----------------------

(1) Reflects 3 for 2 stock splits occurring on January 31, 1995 and January 31, 1997.


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SECTION 2.3 - CHANGES IN COMPANY'S SHARES

              In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitation in Section 2.1 on the maximum number and kind of shares which may be issued upon exercise of Options. In the event of an adjustment contemplated by this Section 2.3 in any outstanding Options, the Committee shall make an appropriate and equitable adjustment to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in any outstanding Options shall be made without change in the total price applicable to the option or the unexercised portion of any Option (except for any change in the aggregate price resulting from rounding off or share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon Fair Market Value, the Committee may in its discretion make an appropriate and equitable adjustment to the Option exercise price to reflect such diminution. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

                                  ARTICLE III

                               GRANTING OF OPTIONS

SECTION 3.1 - ELIGIBILITY

              Any person who (a) is an Outside Director on January 1, 2000 or
(b) thereafter becomes an Outside Director shall be granted Options under
Section 3.2.


SECTION 3.2 - GRANTING OF OPTIONS

              (a)  Subject to Section 2.1, Options shall be granted as follows:

                   (i) Each person who first becomes an Outside Director between January 1, 2000 and April 18, 2000 shall receive, on the date that this Plan is approved by the Company's stockholders in accordance with Section 7.3, an Option to purchase 6,750 shares of Common Stock;

                   (ii) Each person who first becomes an Outside Director on or after April 19, 2000 shall receive, as of the date on which such person first becomes an Outside Director, an Option to purchase 6,750 shares of Common Stock; provided, however, that each person who, immediately prior to becoming an



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              Outside Director, was either (i) a full-time employee of the
              Company or any of its subsidiaries or (ii) a partner or full-time employee of either Kohlberg Kravis Roberts & Co., L.L.C. or KKR Associates, L.P., shall not receive such an option; and

                   (iii) On the date of the first regularly scheduled meeting of the Board held in January of each year, commencing with the meeting held in January 2001, any person who is an Outside Director on such date shall receive an Option to purchase 4,500 shares of Common Stock.

              (b) The Committee shall instruct the Secretary or other authorized Officer to execute and deliver a stock option agreement (described in Section 4.1) to each person who becomes entitled to an Option under Section 3.2(a).

                                   ARTICLE IV

                                TERMS OF OPTIONS

SECTION 4.1 - OPTION AGREEMENT

              Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Optionee and an authorized Officer and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

SECTION 4.2 - OPTION PRICE

              The price of the shares subject to each Option shall be the Fair Market Value of such shares on the date such Option is granted.

SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY

              (a) Subject to the provisions of Sections 4.3(b) and 4.3(c), each Option shall become fully vested and exercisable upon the first to occur of the following events:

                   (i) the second anniversary of the date of such Option grant;

                   (ii) the Optionee's becoming disabled (within the meaning of Section 22(e)(3) of the Code);

                   (iii) the Optionee's Termination of Service because of his death or his Retirement; or

                   (iv)   the occurrence of a Change in Control Event.

              (b) Notwithstanding the provisions of Section 4.3(a), no Option shall be exercisable in a manner that would disqualify the Plan from satisfying the requirements of Rule 16b-3, and, to the extent necessary, no Option shall be exercisable for at least 6


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     months (or such other period as may be specified in such Rule) after the date such Option is granted.

              (c) Except in the event of the subsequent determination of disability, at the time of Termination of Service under subsection 4.3(a)(ii), no portion of an Option that is unexercisable on the date of the Optionee's Termination of Service shall thereafter become exercisable.

SECTION 4.4 - EXPIRATION OF OPTIONS

              No Option may be exercised to any extent by anyone after the first to occur of the following events:

              (a) the expiration of ten years from the date the Option was granted;

              (b) the expiration of one year from the date of the Optionee's Termination of Service for any reason other than Retirement; provided, however, that Section 4.4(d) shall apply if the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such one-year period;

              (c) the expiration of three years from the date of the Optionee's Termination of Service by reason of Retirement.

              (d) if the Optionee dies or becomes disabled prior to the first anniversary of the Optionee's Termination of Service, the expiration of 1 year from the earlier of (i) the date of the Optionee's death, or (ii) the date on which the Optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code).

SECTION 4.5 - RIGHTS TO CONTINUED SERVICE

              Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue as a Director.

                                   ARTICLE V

                               EXERCISE OF OPTIONS

SECTION 5.1 - PERSONS ELIGIBLE TO EXERCISE

              (a) Subject to Section 5.1(b) and (c) , during the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.



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              (b)  Should the Optionee be determined under applicable law to have become a disabled person or the equivalent thereof, the Option may, prior to the time when the Option becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by the Optionee's guardian or by any other person empowered to do so under applicable laws of guardianship. For purposes of this Section 5.1(b), "disabled person" shall mean a person who (i) because of mental deterioration or physical incapacity is not fully able to manage his person or estate or (ii) is mentally ill and who because of his mental illness is not fully able to manage his person or estate.

              (c) Notwithstanding the foregoing provisions of this Section 5.1, the Committee, in its sole discretion, may permit the Optionee with prior written notice to the Committee to transfer by gift, without the receipt of any consideration, to a member of the Optionee's immediate family, as defined in Rule 16a-1 under the Exchange Act, or to a trust for the exclusive benefit of, or any other entity owned solely by, such members, provided that an Option that has been so transferred shall continue to be subject to all of the terms and conditions of the Option Agreement as applicable to the Optionee, and the transferee shall execute any and all such documents requested by the Committee in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

SECTION 5.2 - PARTIAL EXERCISE

              At any time and from time to time before any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and no Option may be exercised for less than 1,000 shares of Common Stock unless such exercise is the full exercise of the exercisable portion of such Option.

SECTION 5.3 - MANNER OF EXERCISE

              An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

              (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

              (b)  (i)    Full payment (in cash or by check) for the shares with
              respect to which such Option or portion thereof is thereby exercised;

                   (ii) With the consent of the Committee, shares of Common Stock which have been owned by the Optionee for more than six months on the date of


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              delivery and duly endorsed for transfer to the Company with a Fair
              Market Value on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion thereof is thereby exercised;

                   (iii) To the extent permitted by law (including the then interpretations of Rule 16b-3), a "cashless exercise procedure" satisfactory to the Committee which permits the Optionee to deliver an exercise notice to a broker-dealer, who then sells Option shares, and delivers the proceeds of the sale, less commission, to the Company which delivers such proceeds, less the exercise price and withholding taxes to the Optionee; or

                   (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) or (iii);

              (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including without limitation placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

              (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

              The shares of Common Stock issuable and deliverable upon the exercise of an Option or any portion thereof may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

              (a) The listing of such shares on all stock exchanges on which such class of stock is then listed; and

              (b) The completion of any registration or other qualification of such shares, and the obtaining of any other approval or clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

              (c) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option.



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SECTION 5.5 - RIGHTS AS STOCKHOLDERS

              The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of an Option or any portion thereof unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI

                                 ADMINISTRATION

              It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or revoke any such rules. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                  ARTICLE VII

                                OTHER PROVISIONS

SECTION 7.1 - OPTIONS NOT TRANSFERABLE

              No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will, by the applicable laws of descent and distribution, or as provided in Section 5.1(c).

SECTION 7.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN; MODIFICATION OF OPTIONS

              (a) The Plan may be amended or otherwise modified, suspended or terminated at any time and from time to time by the Board; provided, however, the provisions of Sections 3.1 (Eligibility), 3.2 (Granting of Options) and 4.2 (Option Price) shall not be modified more than once every six months, other than to comport with the changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder; provided, further that without approval of the Company's stockholders given within 12 months after the action by the Board, the Board may not, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the Options, modify the eligibility requirements of Section 3.1, increase the number of Options granted or accelerate the timing of those grants under Section 3.2, reduce the minimum Option price requirements of Section
     4.2 or extend the limit imposed in this Section 7.2 on the



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     period during which Options may be granted and such action by the Board shall become effective only after stockholder approval is obtained; and provided, further, that no amendment or modification may be made if such amendment or modification would disqualify the Plan from satisfying the requirements of the Securities Act or the Exchange Act or any regulation or rule promulgated by the Securities and Exchange Commission thereunder. None of the amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension of the Plan, and in no event may any Option be granted under the Plan after April 19, 2009.

              (b) An Option shall be subject in all events to the condition that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of any of the Company's securities upon any securities exchange or under any law, regulation or other requirement of any governmental authority is necessary or desirable, or that any consent or approval from any governmental authority is necessary or desirable, then the Board may modify the terms of any Option granted under the Plan, without the consent of the Optionee, in any manner which the Board deems necessary or desirable in order to improve the Company's ability to obtain such listing, registration, qualification, consent or approval.

SECTION 7.3 - APPROVAL OF PLAN BY STOCKHOLDERS

              The amendment, restatement and continuation of the Plan will be submitted for the approval of the Company's stockholders and shall be effective only upon attainment of such approval.

SECTION 7.4 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

              This Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees or (b) to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including without limitation the grant or assumption of options in connection with the acquisition by purchase, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.5 - NO OBLIGATION TO REGISTER

              The Company shall not be deemed, by reason of the granting of any Option, to have any obligation to register the shares of Common Stock subject to such Option under the Securities Act or to maintain in effect any registration of such shares which may be made at any time under the Securities Act.




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SECTION 7.6 - CONFORMANCE TO SECURITIES ACT AND EXCHANGE ACT

              The Plan is intended to conform to the provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder.
Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to the provisions of the Securities Act and Exchange Act and any and all such regulations.

                                     * * * *

              I hereby certify that the foregoing Amended and Restated Stock Option Plan for Outside Directors was duly adopted by the Board of Directors of IDEX Corporation on January 25, 2000 and approved by the stockholders of the IDEX Corporation on April 19, 2000

              Executed on this 19th day of April, 2000.



                                                 /s/ Frank J. Notaro
                                                 Secretary

Corporate Seal










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